                   STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE



                                  by and among

                                 LIQUIDIX, INC.


                              a Florida Corporation


                                       and

                            ANSCOTT INDUSTRIES, INC.


                            A New Jersey Corporation


                         effective as of April 15, 2003

                   STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE

         THIS STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE, made and entered into this day of March, 2003, by and among Liquidix, Inc., a Florida corporation with its principal place of business located at 16458 E. Laser Drive, Suite 9, Fountain Hills, Arizona 85268 ("Liquidix"); principal shareholders of Liquidix ("Liquidix Shareholders"); AFS Seals, Inc. a corporation with its principal place of business located at 16458 E. Laser Drive, Suite 9, Fountain Hills, Arizona 85268 ("AFS") ; Anscott Industries, Inc., a New Jersey corporation with its principal place of business at 26 Haynes Drive, Wayne, New Jersey 07470 ("Anscott") and the shareholders of Anscott ("Shareholders") as set forth on Exhibit A attached hereto (collectively Anscott and the shareholders of Anscott shall be known as the "Anscott Group").

                                    PREMISES

         A. This Agreement provides for the acquisition of Anscott whereby Anscott shall become a wholly owned subsidiary of Liquidix and in connection therewith, the issuance of a total of 45,000,000 shares of Liquidix to the Anscott shareholders and the transfer of all of the current assets and liabilities of Liquidix to AFS.

         B. The board of directors of Anscott and Liquidix have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

                                    AGREEMENT

         NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

                                    ARTICLE I
                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                                 LIQUIDIX, INC.

         As an inducement to and to obtain the reliance of Anscott, Liquidix and the Liquidix Shareholders represent and warrant as follows:

         SECTION 1.1 ORGANIZATION. Liquidix is a corporation duly organized, validly existing, and in good standing under the laws of Florida and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Schedules attached hereto (hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of Liquidix's articles of incorporation or bylaws. Liquidix has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

                  SECTION 1.2 CAPITALIZATION. The authorized capitalization of Liquidix consists of 75,000,000 Common Shares, $0.001 par value per share and no Preferred Shares authorized or issued and outstanding. As of the date hereof, Liquidix has 684,069 common shares issued and outstanding. Upon execution of this agreement, Liquidix will file the necessary documents to undertake a 1-20 reverse split of its issued and outstanding shares. An additional share shall be issued to all holders of a fractional share .50 or greater and no additional shares shall be issued to a holder of a fractional share less than .50. Liquidix is presently a 1934 Exchange Act reporting company and has filed all necessary reports, quarterly, annual and special with the Securities and Exchange Commission of the United States on a timely basis. The Liquidix common stock trades on the OTC Electronic Bulletin Board under the symbol "LQDX".

         All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person. Liquidix has no securities, warrants or options authorized or issued.

         SECTION 1.3 SUBSIDIARIES. Liquidix has one subsidiary, Advanced Fluid Systems, Ltd.

         SECTION 1.4       TAX MATTERS: BOOKS AND RECORDS.

         (a) The books and records, financial and others, of Liquidix are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

         (b)  Liquidix  has no  liabilities  with  respect to the payment of any
         country,   federal,  state,  county,  or  local  taxes  (including  any deficiencies, interest or penalties).

         SECTION 1.5 LITIGATION AND PROCEEDINGS. There are no actions, suits, proceedings or investigations pending or threatened by or against or affecting Liquidix or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have, individually or in the aggregate, a material adverse affect on the business, operations, financial condition or income of Liquidix. Liquidix is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

         SECTION 1.6 MATERIAL CONTRACT DEFAULTS. Liquidix is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Liquidix, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Liquidix has not taken adequate steps to prevent such a default from occurring.

            SECTION 1.7 INFORMATION. The information concerning Liquidix as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading. Liquidix's filings with the SEC are complete and accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading.

            SECTION 1.8 TITLE AND RELATED MATTERS. Liquidix has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interest in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Liquidix owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with Liquidix's business. No third party has any right to, and Liquidix has not received any notice of infringement of or conflict with asserted rights of other with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly on in the aggregate, if the subject of an unfavorable decision ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Liquidix or any material portion of its properties, assets or rights.

         SECTION 1.9 CONTRACTS On the closing date:

         (a) There are no material contracts, agreements franchises, license agreements, or other commitments to which Liquidix is a party or by which it or any of its properties are bound;

         (b) Liquidix is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award materially and adversely affects, or in the future may (as far as Liquidix can now foresee) materially and adversely affect , the business, operations, properties, assets or conditions of Liquidix; and

         (c) Liquidix is not a party to any material oral or written: (I) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended;
         (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties, of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $5,000 in the aggregate;
         (vi) collective bargaining agreement; (vii) contract, agreement or other commitment involving payments by it for more than $10,000 in the aggregate.

         SECTION 1.10 COMPLIANCE WITH LAWS AND REGULATIONS. Liquidix has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Liquidix or would not result in Liquidix incurring material liability.

         SECTION 1.11 INSURANCE. All of the insurable properties of Liquidix are insured for Liquidix `s benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

         SECTION 1.12 APPROVAL OF AGREEMENT. The directors of Liquidix have authorized the execution and delivery of the Agreement by and have approved the transactions contemplated hereby.

         SECTION 1.13 MATERIAL TRANSACTIONS OR AFFILIATIONS. There are no material contracts or agreements of arrangement between Liquidix and any person, who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known to beneficially own ten percent (10%) or more of the issued and outstanding Common Shares of Liquidix and which is to be performed in whole or in part after the date hereof. Liquidix has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into material transactions with any such affiliated person.

         SECTION 1.14 NO CONFLICT WITH OTHER INSTRUMENTS. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Liquidix is a party or to which any of its properties or operations are subject.

         SECTION 1.15 GOVERNMENTAL AUTHORIZATIONS. Liquidix has all licenses, franchises, permits or other governmental authorizations legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Liquidix of this Agreement and the consummation of the transactions contemplated hereby.

         SECTION 1.16 TITLE TO THE SHARES. At Closing, Liquidix shall deliver the Shares, with legal and valid title thereto, free and clear of all liens, charges, pledges, claims and encumbrances of any kind or nature whatsoever, other than those created by this Agreement.

         SECTION 1.17 FULL DISCLOSURE. No representation or warranty made by Liquidix in this Agreement and no certificate or document furnished or to be furnished to Anscott pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

         SECTION 1.18 REGISTERED STOCK. Liquidix has 5,370,370 shares of common stock registered pursuant to the Securities Act of 1933 as amended (the "Securities Act") pursuant to Form SB-2, Commission File Number 333-100284 (the "Registered Stock").

         SECTION 1.19  FINANCIAL REPORTS, SEC DOCUMENTS NO LIABILITIES.

         (i) Liquidix's Registration Statement dated October 2, 2002, Liquidix's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002, its Quarterly Reports on Form 10-QSB for the periods ended December 31, 2002, September 30, 2002 and June 30,2002 and all other reports or registration statements filed by it subsequent to December 31, 2002 under the Securities Act, or under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, in the form filed with the SEC, (collectively, the "Liquidix SEC Documents"), with the SEC, as of the date filed: (A) complied in all material respects as to form with the applicable requirements under the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002, as amended ("SOA"), as the case may be; (B) did not contain any untrue statement or a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (C) each of the balance sheets contained in or incorporated by reference into any such Liquidix SEC Document (including the related notes and schedules thereto) fairly presented the financial position of Liquidix as of its date, and each of the statements of income and changes in stockholders' equity and cash flows or equivalent statements in such Liquidix SEC Documents (including any related notes and schedules thereto) fairly presents and will fairly present the results of operations, changes in stockholders' equity and changes in cash flows, as the case may be, of Liquidix for the periods to which they relate, in each case in accordance with United States generally accepted accounting principles ("U.S. GAAP") consistently applied during the periods involved, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements. Liquidix is in full compliance with all of its obligations under the Securities Act, Exchange Act, SOA and OTCBB including but not limited to, all rules, regulations and the like promulgated under the Securities Act, Exchange Act, SOA and OTCBB. The books and records of Liquidix have been, and are being, maintained in all material respects in accordance with U.S. GAAP and any other applicable legal and accounting requirements and reflect only actual transaction.

         (ii) Except as expressly set forth in the Section 3.7(ii) Liquidix does not have any debt, obligation or liability of any kind, whether known or unknown, contingent, absolute, or otherwise. Without limiting the foregoing, the Surviving Corporation shall not assume, undertake or accept, and shall have no responsibility with respect to, liabilities and obligations related to Liquidix or operation of Liquidix prior to the Effective Time.

         SECTION 1.20 NO BROKERS. No action has been taken by it that would give rise to any valid claim against any party hereto for a brokerage commission, finder's fee or other like payment with respect to the transactions contemplated by this Agreement, excluding fees to be paid to the Liquidix Financial Advisor.

         SECTION 1.21 ABSENCE OF CHANGES. Since the date of Liquidix's most recent financial statements included in the 10QSB dated December 31, 2002 until the date hereof there have been and shall be no changes in its financial condition or operations, except for changes in the ordinary course of business.

         SECTION 1.22 REORGANIZATION. Liquidix has no reason to believe that any conditions exist that might prevent or impede the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

         SECTION 1.23 OTCBB, SYMBOL AND BLUE SKY. Liquidix's restricted and issued common stock (when eligible for resale) and Registered Stock is authorized to trade on the over the counter bulletin board ("OTCBB") and currently trades under the symbol LQDX. The Company's securities are approved for trading in all fifty (50) states of the United States.


                                   ARTICLE II
                    REPRESENTATIONS, COVENANTS AND WARRANTIES
                           OF ANSCOTT INDUSTRIES, INC.

         As an inducement to, and to obtain the reliance of Liquidix, Anscott represents and warrants as follows:

         SECTION 2.1 ORGANIZATION. Anscott is a corporation duly organized, validly existing and in good standing under the laws of the New Jersey and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Attached Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Anscott's certificate of incorporation or bylaws. Anscott has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to authorize the execution and delivery of this Agreement.

         SECTION 2.2 CAPITALIZATION. The authorized capitalization of Anscott consists of 1,000,000 shares, $.001 par value. As of the date hereof, there are 1,000,000 shares issued and outstanding.

         All issued and outstanding common shares have been legally issued, fully paid, are nonassessable and not issued in violation of the preemptive rights of any other person. Anscott has no other securities, warrants or options authorized or issued.

         SECTION 2.3       SUBSIDIARIES.          Anscott has no subsidiaries.

         SECTION 2.4       TAX MATTERS; BOOKS & RECORDS

         (a) The books and records, financial and others, of Anscott are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

         (b) Anscott has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

         SECTION 2.5 INFORMATION. The information concerning Anscott as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 2.6 TITLE AND RELATED MATTERS. Except as set forth in Section 2.6, Anscott has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Except as set forth in the Schedules attached hereto, Anscott owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with Anscott's business. Except as set forth in the attached Schedules, no third party has any right to, and Anscott has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Anscott or any material portion of its properties, assets or rights.

         SECTION 2.7 LITIGATION AND PROCEEDINGS. There are no actions, suits or proceedings pending or threatened by or against or affecting Anscott, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of Anscott. Anscott does not have any knowledge of any default on its part with respect to any judgement, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.


         SECTION 2.8 NO CONFLICT WITH OTHER INSTRUMENTS.The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Anscott is a party or to which any of its properties or operations are subject.

         SECTION 2.9 MATERIAL CONTRACT DEFAULTS. To the best of Anscott's knowledge and belief, it is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Anscott, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Anscott has not taken adequate steps to prevent such a default from occurring.

         SECTION 2.10 GOVERNMENTAL AUTHORIZATIONS. To the best of Anscott's knowledge, Anscott has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Anscott of the transactions contemplated hereby.

         SECTION 2.11 COMPLIANCE WITH LAWS AND REGULATIONS. To the best of Anscott's knowledge and belief, Anscott has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Anscott or would not result in Anscott 's incurring any material liability.

         SECTION 2.12 INSURANCE. All of the insurable properties of Anscott are insured for Anscott`s benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

         SECTION 2.13 APPROVAL OF AGREEMENT. The directors of Anscott have authorized the execution and delivery of the Agreement and have approved the transactions contemplated hereby.

         SECTION 2.14 MATERIAL TRANSACTIONS OR AFFILIATIONS. As of the Closing Date, there will exist no material contract, agreement or arrangement between Anscott and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by Anscott to own beneficially, ten percent (10%) or more of the issued and outstanding Common Shares of Anscott and which is to be performed in whole or in part after the date hereof except with regard to an agreement with the Anscott shareholders providing for the distribution of cash to provide for payment of federal and state taxes on Subchapter S income. Anscott has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

         SECTION 2.15 FILINGS. Anscott covenants that it will assist Liquidix in the preparation of all filings required by the Securities Exchange Act in a timely manner, including but not limited to, the filing of a Form 8K within fifteen (15) days after the execution of this Agreement and the delivery of the audited financial statements for Anscott in sufficient time to allow for the filing of an amended 8K with the audited financial statements within sixty (60) days thereafter.

                                   ARTICLE III
                   EXCHANGE PROCEDURE AND OTHER CONSIDERATION

         SECTION 3.1 SHARE EXCHANGE/DELIVERY OF ANSCOTT SECURITIES. On the Closing Date, the holders of all of the Anscott Common Shares shall deliver to Liquidix (i) certificates or other documents evidencing all of the issued and outstanding Anscott Common Shares, duly endorsed in blank or with executed power attached thereto in transferrable form. On the Closing Date, all previously issued and outstanding Common Shares of Anscott shall be transferred to Liquidix, so that Anscott shall become a wholly owned subsidiary of Liquidix.

         SECTION 3.2 ISSUANCE OF LIQUIDIX COMMON SHARES. In exchange for all of the Anscott Common Shares tendered pursuant to Section 3.1, Liquidix shall issue to the Anscott shareholders a total of 45,000,000Liquidix common shares which are restricted in accordance with Rule 144 of the 1933 Securities Act. The 45,000,000 common shares shall be transferred to the Anscott shareholders.

         In the event Anscott or Liquidix changes (or establishes a record date for changing) the number of shares of Anscott or Liquidix Common Stock issued and outstanding prior to the Effective Time as a result of a stock split, stock dividend, recapitlaization, subdivision, reclassification, combination, exchange of shares, or similar transaction with respect to the outstanding Anscott or Liquidix Common Stock, then if the record and payment dates therefore shall be prior to the Effective Time, the Shares Exchange shall be proportionately adjusted to reflect such stock split, stock dividend, recapitalization, subdivision, reclassification, combination, exchange or shares, or similar transaction. Notwithstanding same, the Anscott shareholders will receive a total of 45,000,000 shares after the reverse split set forth in Section 1.2.


         SECTION 3.3 TRANSFER OF ASSETS. On the Closing Date, Liquidix will transfer all of its current assets and current liabilities to AFS.

         SECTION 3.4 ESCROW OF SHARES. For a period of not less than ninety (90) days or more than one hundred and eighty days (180) days from the date of the execution of this Agreement, the 45,000,000 Liquidix shares issued to the

Anscott shareholders shall be held in escrow. At the end of the 90 day period, the stock held in escrow shall be either returned or released to certain parties in accordance with the terms of that certain Escrow Agreement between Liquidix, Anscott and Anslow & Jaclin, LLP, as escrow agents ("Escrow Agreement"). If there is a default in the Escrow Agreement, then this transaction shall become null and void and the common stock of Liquidix held by Anslow & Jaclin shall be distributed in accordance with the decision of Perry Barker, in his sole discretion and the Anscott shares shall be returned to the Anscott shareholders. The Liquidix shares will be held in escrow pending the receipt of the Anscott business plan satisfactory to Perry Barker and the timely filing of all necessary documents with the Securities and Exchange Commission, including, but not limited to the 8K with audited financial statements.

         SECTION 3.5 EVENTS PRIOR TO CLOSING. Upon execution hereof or as soon thereafter as practical, management of Liquidix and Anscott shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced herein below.


         SECTION 3.6 CLOSING. The closing ("Closing") of the transactions contemplated by this Agreement shall be on March , 2003, time is of the essence.("Closing Date").

         SECTION 3.7       TERMINATION.

         (a) This Agreement may be terminated by the board of directors or majority interest of Shareholders of either Liquidix or Anscott, respectively, at any time prior to the Closing Date if:

                  (i) there shall be any action or proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgement of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or

                  (ii)  any  of  the   transactions   contemplated   hereby  are
                  disapproved by any regulatory authority whose approval is required to consummate such transactions.



         (b) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Liquidix if Anscott shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Anscott contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to Anscott. If this Agreement is terminated pursuant to this paragraph (b) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

         (c) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Anscott if Liquidix shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Liquidix contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to Liquidix. If this Agreement is terminated pursuant to this paragraph (d) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.


         SECTION 3.8 DIRECTORS OF LIQUIDIX AFTER ACQUISITION. After the Closing Date, Jack Belluscio and____________________ shall become the directors of Liquidix and Perry Barker and Jenelle Ray will resign as Directors of Liquidix. Each director shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.

         SECTION 3.9 OFFICERS OF LIQUIDIX . Upon the closing, the following persons shall be elected as officers of Liquidix in accordance with procedures set forth in the Liquidix bylaws:


         NAME                             OFFICE
         ----                             ------

                                          Jack Belluscio
                                          Chief Executive Officer, Chief
                                          Financial Officer and Secretary


                                   ARTICLE IV
                                SPECIAL COVENANTS

         SECTION 4.1 ACCESS TO PROPERTIES AND RECORDS. Prior to closing, Liquidix and Anscott will each afford to the officers and authorized representatives of the other full access to the properties, books and records of each other, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the other shall from time to time reasonably request.

         SECTION 4.2 AVAILABILITY OF RULE 144. Liquidix and Anscott shareholders holding "restricted securities, " as that term is defined in Rule 144 promulgated pursuant to the Securities Act will remain as "restricted securities". Liquidix is under no obligation to register such shares under the Securities Act, or otherwise. The stockholders of Liquidix and Anscott holding restricted securities of Liquidix and Anscott as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

         SECTION 4.3 SPECIAL COVENANTS AND REPRESENTATIONS REGARDING THE LIQUIDIX COMMON SHARES TO BE ISSUED IN THE EXCHANGE. The consummation of this Agreement, including the issuance of the Liquidix Common Shares to the

Shareholders of Anscott as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the Anscott Shareholders acquire such securities.

         SECTION 4.4 THIRD PARTY CONSENTS. Liquidix and Anscott agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

         SECTION 4.5       ACTIONS PRIOR AND SUBSEQUENT TO CLOSING.

         (a) From and after the date of this Agreement until the Closing Date, except as permitted or contemplated by this Agreement, Liquidix and Anscott will each use its best efforts to:

                           (i) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;
                           (ii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;
                           (iii) perform in all material respects all of its obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business;

         (b) From and after the date of this Agreement until the Closing Date, Liquidix will not, without the prior consent of Anscott:

                           (i) except as otherwise specifically set forth herein, make any change in its articles of incorporation or bylaws;
                           (ii) declare or pay any  dividend on its  outstanding
                  Common Shares, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;
                           (iii) enter into or amend any  employment,  severance
                  or agreements or arrangements with any directors or officers;
                           (iv) grant,  confer or award any  options,  warrants,
                  conversion rights or other rights not existing on the date hereof to acquire any Common Shares; or (v) purchase or redeem any Common Shares.
                           (vi) enter into any contracts or assume any additional liability

SECTION 4.6       INDEMNIFICATION.

         (a) Liquidix and the Liquidix shareholders hereby agrees to indemnify Anscott, each of the officers, agents and directors and current shareholders of Anscott as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or rising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement, breach of this Agreement and a failure to perform the representations and covenants set forth in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

         (b) Anscott hereby agrees to indemnify Liquidix, each of the officers, agents, directors and current shareholders of Liquidix as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement, breach of this Agreement and a failure to perform the representations and covenants set forth in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

                                    ARTICLE V
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF LIQUIDIX

         The obligations of Liquidix under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

         SECTION 5.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by Liquidix in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and Liquidix shall have performed or compiled with all covenants and conditions required by this Agreement to be performed or complied with by Liquidix prior to or at the Closing. Anscott shall be furnished with a certificate, signed by a duly authorized officer of Liquidix and dated the Closing Date, to the foregoing effect.

         SECTION 5.2 DIRECTOR AND SHAREHOLDER APPROVAL. The Board of Directors and Shareholders of Liquidix shall have approved this Agreement and the transactions contemplated herein.

         SECTION 5.3 OFFICER'S CERTIFICATE. Anscott shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Liquidix to the effect that: (a) the representations and warranties of Liquidix set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; (b) Liquidix has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of this Agreement to be performed, satisfied or complied with by it as of the Effective Date; (c) since such date and other than as previously disclosed to Anscott, Liquidix has not entered into any material transaction other than transactions which are usual and in the ordinary course if its business; and (d) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of Liquidix, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Liquidix Schedules, by or against Liquidix which might result in any material adverse change in any of the assets, properties, business or operations of Liquidix.

         SECTION 5.4 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Liquidix.

         SECTION 5.5 OTHER ITEMS. Anscott shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as Anscott may reasonably request.

         SECTION 5.6 TRANSFER OF ASSETS. Immediately prior to the Closing, all of the assets and liabilities of Liquidix shall be transferred to AFS. In no way shall this provision affect the assets or liabilities of Anscott either before or after the Closing. The assets and liabilities of Anscott shall become the assets and liabilities of Liquidix after the Closing Date. In the event the transactions contemplated by this Agreement are cancelled or terminated pursuant to Section 3.4, all of the assets and liabilities of Anscott shall be transferred back to Anscott as if the transactions contemplated by this Agreement never occurred.

                                   ARTICLE VI
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF ANSCOTT

         The obligations of Anscott under this Agreement are subject to the satisfaction, at or before the Closing date (unless otherwise indicated herein), of the following conditions:

         SECTION 6.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by Anscott in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Anscott shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Anscott prior to or at the Closing. Liquidix shall have been furnished with a certificate, signed by a duly authorized executive officer of Anscott and dated the Closing Date, to the foregoing effect.

         SECTION 6.2 DIRECTOR AND SHAREHOLDER APPROVAL. The Board of Directors and Shareholders of Anscott shall have approved this Agreement and the transactions contemplated herein.

         SECTION 6.3 OFFICER'S CERTIFICATE. Liquidix shall be furnished with a certificate dated the Closing date and signed by a duly authorized officer of Anscott to the effect that: (a) the representations and warranties of Anscott set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; and (b) Anscott had performed all covenants, satisfied all conditions, and complied with all other terms and provisions of the Agreement to be performed, satisfied or complied with by it as of the Effective Date.

         SECTION 6.4 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Anscott.

                                   ARTICLE VII
                                  MISCELLANEOUS

         SECTION 7.1 BROKERS AND FINDERS. Each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

         SECTION 7.2 LAW, FORUM AND JURISDICTION. This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida, United States of America.

         SECTION 7.3 NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

         If to Liquidix :          16548 E. Laser Drive, Suite 9
                                   Fountain Hills, Arizona 85268

         If to Anscott:            26 Haynes Drive
                                   Wayne, New Jersey 07470

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

         SECTION 7.4 ATTORNEYS' FEES. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         SECTION 7.5 CONFIDENTIALITY. Each party hereto agrees with the other party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

         SECTION 7.6 SCHEDULES; KNOWLEDGE. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

         SECTION 7.7 THIRD PARTY BENEFICIARIES.This contract is solely between Liquidix and Anscott and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

         SECTION 7.8 ENTIRE AGREEMENT.This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

         SECTION 7.9 SURVIVAL; TERMINATION. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

         SECTION 7.10 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         SECTION 7.11 AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         SECTION 7.12 EXPENSES. Each party herein shall bear all of their respective cost s and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

         SECTION 7.13 HEADINGS; CONTEXT. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

         SECTION 7.14 BENEFIT. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

         SECTION 7.15 PUBLIC ANNOUNCEMENTS. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

         SECTION 7.16 SEVERABILITY. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

         SECTION 7.17 FAILURE OF CONDITIONS; TERMINATION.In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement. In such event, the party that has failed to fulfill the conditions specified in this Agreement will liable for the other parties legal fees. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

         SECTION 7.18 NO STRICT CONSTRUCTION. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

         SECTION 7.19 EXECUTION KNOWING AND VOLUNTARY. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

         SECTION 7.20 AMENDMENT. At any time after the Closing Date, this Agreement may be amended by a writing signed by both parties, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         SECTION 7.21 BINDING EFFECT; ASSIGNMENT. This agreement shall inure to the benefit of and be binding upon the parties hereto, their respective legal representatives and successors. This agreement may not be assigned.

         SECTION 7.22 FURTHER ASSURANCES, COOPERATION. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the merger pursuant to and in the manner contemplated by this agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this agreement. Liquidix shall use its reasonable efforts to have its officers and directors remain with Liquidix after the closing if requested by Anscott to the new management of Liquidix for the purposes of complying with the Sarbanes Oxley Act.

         SECTION 7.23 GOVERNING LAW. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed wholly within such jurisdiction and without regard to conflicts of laws.

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.


ATTEST:
                                          LIQUIDIX, INC.


/S/  JENELLE RAY                          By:   /S/ PERRY BARKER
-------------------------                 ----------------------------
     Jenelle Ray                          Perry Barker, President


ATTEST:                                   AFS  SEALS, INC.



/S/ PERRY BARKER                          By: /S/ JENELLE RAY
-------------------------                 ----------------------------
    Perry  Barker                            Jenelle  Ray, Vice President

ATTEST:                                   ANSCOTT INDUSTRIES, INC.


/S/ LORI TAUPIER                          /S/ JACK  BELLUSCIO
-------------------------                 -------------------------------------
    Lori Taupier                              Jack Belluscio, President


                                          ANSCOTT INDUSTRIES, INC. SHAREHOLDERS


/S/ LORI TAUPIER                          /S/ JACK  BELLUSCIO
-------------------------                 -------------------------------------
    Lori Taupier                               Jack Belluscio


/S/ ROBERT E. GERAGHTY                    /S/ JACK  BELLUSCIO, SR.
-------------------------                 -------------------------------
    Robert E. Geraghty                        Jack Belluscio, Sr.


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